UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2024

CEVA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 400, Rockville, MD 20850
(Address of Principal Executive Offices, and Zip Code)

(240) 308-8328
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CEVA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2024, Ceva, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2024. A copy of the press release, dated August 7, 2024, is attached and filed herewith as Exhibit 99.1. On the same day, the Company will hold a conference call to discuss its financial results for the second quarter of 2024. A copy of the script of the conference call is attached hereto as Exhibit 99.2. This information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter and year ended June 30, 2024 and 2023 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release and script also included non-GAAP gross margin, operating income, operating loss, net loss and diluted loss per share for the referenced periods.

Non-GAAP gross margin for the second quarter of 2024 and 2023 each excluded (a) equity-based compensation expenses and (b) amortization of acquired intangibles.

Non-GAAP operating income for the second quarter of 2024 and non-GAAP operating loss for the second quarter of 2023 each excluded (a) equity-based compensation expenses, (b) the impact of the amortization of acquired intangibles and (c) costs associated with business acquisitions.

Non-GAAP net loss and diluted loss per share for the second quarter of 2024 and 2023 each excluded (a) equity-based compensation expenses, (b) the impact of the amortization of acquired intangibles, (c) costs associated with business acquisitions and (d) loss associated with the remeasurement of marketable equity securities.

Non-GAAP net loss and diluted loss per share including the discontinued operations for the second quarter of 2023 excluded (a) equity-based compensation expenses, (b) the impact of the amortization of acquired intangibles, (c) costs associated with business acquisitions, (d) loss associated with the remeasurement of marketable equity securities and (e) loss associated with discontinued operations.

The Company believes that the reconciliation of financial measures in the press release and script is useful to investors in analyzing the results for the quarters ended June 30, 2024 and 2023 because the exclusion of the applicable expenses may provide a more meaningful analysis of the Company’s core operating results and comparison of quarterly results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of FASB ASC No. 718 are reflected on its statements of income. The reconciliation of financial measures should be reviewed in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliation, offer a more complete understanding of factors and trends affecting the Company’s business. The reconciliation of financial measures should not be viewed as a substitute for the Company’s reported GAAP results.

The script also included reference to the universal shelf registration statement on Form S-3 filed by the Company with the U.S. Securities and Exchange Commission on August 7, 2024. The registration statement on Form S-3 is not yet effective, and the securities covered by the registration statement may not be sold, nor may offers to buy be accepted under the Form S-3 registration statement, prior to the time the Form S-3 registration statement becomes effective. This discussion and the discussion in the script do not constitute an offer to sell nor the solicitation of an offer to buy the securities that are proposed to be registered on the Form S-3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Earnings release of Ceva, Inc. dated August 7, 2024
99.2	Script of the conference call of Ceva, Inc., dated August 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: August 7, 2024	By:	/s/ Yaniv Arieli
	Name:	Yaniv Arieli
	Title:	Chief Financial Officer